                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
OCTOBER 13, 1999                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

September 14, 1999

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen California Premium Income Municipal Fund and Nuveen Texas Quality Income Municipal Fund, both a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 13, 1999, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

     a. For each Fund except California Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

       ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

     b. For California Value, to elect one (1) Board Member for a three year term and until a successor shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on August 16, 1999 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
SEPTEMBER 14, 1999                                            Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen California Premium Income Municipal Fund ("California Premium") (the aforementioned California Funds will be referred to collectively as the "California Funds"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") and Nuveen Texas Quality Income Municipal Fund ("Texas Quality") (individually, a "Fund and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 13, 1999 (for each Fund, an "Annual Meeting and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------
MATTER                                           COMMON SHARES    MuniPreferred(1)
------------------------------------------------------------------------------------
 Election of Board Members by all shareholders  X                X
 (except California Value) (Robert P. Bremner,
 Lawrence H. Brown, Anne E. Impellizzeri,
 Peter R. Sawers and Judith M. Stockdale
 nominated)
------------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred     N/A              X
 only (except California Value) (William J.
 Schneider and Timothy R. Schwertfeger
 nominated)
------------------------------------------------------------------------------------
 Election of Board Member for California Value  X                N/A
 by all Shareholders (Anne E. Impellizzeri
 nominated)
------------------------------------------------------------------------------------
 Ratification of the Selection of Auditors      X                X
------------------------------------------------------------------------------------

(1) "MuniPreferred means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except California Premium and Texas Quality), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of California Premium and Texas Quality, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on August 16, 1999 will be entitled to one vote for each share held. As of August 16, 1999 shares of the Funds were issued and outstanding as follows:

--------------------------------------------------------------------------------------------
                    FUND                        COMMON SHARES    MUNIPREFERRED
--------------------------------------------------------------------------------------------
Arizona Premium                                   4,348,137          1,200        Series TH
California Value                                 25,222,660            N/A
California Performance                           12,748,540          1,800        Series T
                                                                       640        Series W
                                                                     1,800        Series F
California Opportunity                            8,026,600          2,200        Series W
                                                                       520        Series F
California Investment                            13,378,327          3,600        Series M
                                                                       880        Series W
California Select                                22,790,683          2,400        Series T
                                                                     1,680        Series W
                                                                     3,600        Series TH
California Quality                               21,669,637          1,400        Series M
                                                                     3,000        Series W
                                                                     3,000        Series F
Insured California                                6,419,740          1,800        Series T
Insured California 2                             12,613,940          1,900        Series T
                                                                     1,900        Series TH
California Premium                                5,753,535          1,720        Series M
Michigan Quality                                 11,496,993          3,200        Series TH
                                                                       560        Series F
Michigan Premium                                  7,691,988            840        Series M
                                                                     1,400        Series TH
Ohio Quality                                      9,423,047            680        Series M
                                                                     1,400        Series TH
                                                                     1,000        Series TH2
Texas Quality                                     9,440,806            760        Series M
                                                                     2,000        Series TH

--------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 14, 1999.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of

Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year one (1) Board Member is to be elected at this meeting to serve on the Board of California Value for a three year term.

FOR ARIZONA PREMIUM, CALIFORNIA PERFORMANCE, CALIFORNIA OPPORTUNITY, CALIFORNIA INVESTMENT, CALIFORNIA SELECT, CALIFORNIA QUALITY, INSURED CALIFORNIA, INSURED CALIFORNIA 2, CALIFORNIA PREMIUM, MICHIGAN QUALITY, MICHIGAN PREMIUM, OHIO QUALITY AND TEXAS QUALITY. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of the MuniPreferred. The five remaining Board Members are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR CALIFORNIA VALUE. The Board of California Value has designated Ms. Impellizzeri as a Class II Board Member and as a nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in the year 2002, and until her successor has been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Ms. Stockdale are current and continuing, Board Members. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III Board Members expires in 2000. The term of Messrs. Brown, Sawers and Schwertfeger as Class II Board Members expires in 2001.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for California Premium and Texas Quality) will be required to elect Board Members of that Fund. For California Premium and Texas Quality, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of July 30, 1999. All of the nominees were last elected to the Board at the 1998 annual meeting of shareholders except for California Value, which only elected Class I Board Members. Currently there is a vacancy on each Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of John Nuveen & Co. Incorporated or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

---------------------------------------------------------------------------------------------
                                                                           FULL COMMON SHARES
                                                                           BENEFICIALLY OWNED
                                                                                JULY 30, 1999
                                                                         --------------------
                                                                                          ALL
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR           THE     NUVEEN
      NOMINEES AS OF JULY 30, 1999(1)        APPOINTED A BOARD MEMBER        FUNDS   FUNDS(2)
---------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3) Board Member   1997-All Funds                  0        12,692
of the Funds; private investor and
management consultant.
Lawrence H. Brown, 7/29/34(4) Board Member   1993-All Funds                  0         7,266
of the Funds; retired in August 1989 as
Senior Vice President of The Northern Trust
Company (banking and trust industry).
Anne E. Impellizzeri, 1/26/33(5) Board       1994-All Funds                  0         4,370
Member of the Funds; Executive Director
(since 1998) of Manitoga Center for Russel
Wright's design/ home and landscape),
formerly President and Chief Executive
Officer of Blanton-Peale Institute (a
training and counseling organization).
Peter R. Sawers, 4/3/33(4) Board Member of   1991-All Funds except as        0        13,493
the Funds; Adjunct Professor of Business     indicated below
and Economics, University of Dubuque, Iowa;  1992-Arizona Premium,
Adjunct Professor, Lake Forest Graduate      Insured California
School of Management, Lake Forest,           and Michigan Premium
Illinois; Chartered Financial Analyst;       1993-Insured California 2
Certified Management Consultant.             1993-Insured California 2
William J. Schneider, 9/24/44(3)(6) Board    1997-All Funds                  0        39,790
Member of the Funds; Senior partner and
Chief Operating Officer, Miller-Valentine
Partners; Vice President, Miller-Valentine
Group (commercial real estate); Member,
Community Advisory Board, National City
Bank, Dayton, Ohio
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994-All Funds                  0       228,806
Chairman of the Board (since July 1996) and
President (since July 1999) of the Funds;
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp.; Director (since 1996) of
Institutional Capital Corporation; Chairman
and Director (since January 1997) of Nuveen
Asset Management, Inc.; Chairman and
Director of Rittenhouse Financial Services,
Inc. (since 1999)

---------------------------------------------------------------------------------------------
                                                                           FULL COMMON SHARES
                                                                           BENEFICIALLY OWNED
                                                                                JULY 30, 1999
                                                                         --------------------
                                                                                          ALL
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR           THE     NUVEEN
      NOMINEES AS OF JULY 30, 1999(1)        APPOINTED A BOARD MEMBER        FUNDS   FUNDS(2)
---------------------------------------------------------------------------------------------
Judith M. Stockdale, 12/29/47(3) Board       1997-All Funds                  0           567
Member of the Funds; Executive Director
(since 1994) of the Gaylord and Dorothy
Donnelley Foundation, a private family
foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
---------------------------------------------------------------------------------------------

(*) "Interested person as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of July 30, 1999, the Board Members and nominees were board members of 37 Nuveen open-end funds and 55 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Mr. Schwertfeger is a board member of six open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) Certain Shares may be held in the name of, or jointly with, a director's spouse or a director may have disclaimed beneficial ownership of certain Shares.

(3) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III Board Members of California Value whose term will expire in 2000.

(4) Messrs. Brown, Sawers and Schwertfeger are continuing Class I Board Members of California Value whose term will expire in 2001.

(5) Ms. Impellizzeri is a Class II Board Member of California Value and has been nominated for a term to expire in 2002.

(6) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees. Under the plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. California Performance, California Investment, California Select, California Quality and Insured California 2 are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1998.

                                                             AGGREGATE COMPENSATION FROM THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------
                                  ARIZONA   CALIFORNIA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
      NAME OF BOARD MEMBER        PREMIUM     VALUE      PERFORMANCE   OPPORTUNITY   INVESTMENT     SELECT      QUALITY
-----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner(1)               $142        $379         $430          $274          $448         $758         $743
Lawrence H. Brown                   155         411          469           299           489          826          811
Anne E. Impellizzeri(2)             142         379          430           274           448          758          743
Peter R. Sawers(3)                  142         379          431           296           484          819          803
William J. Schneider(4)             142         379          430           274           448          758          743
Judith M. Stockdale(5)              142         379          430           274           448          758          743
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    TOTAL
                                                                                                               COMPENSATION ON
                                                                                                                NUVEEN FUNDS
                                                                                                                 ACCRUED FOR
                                                                                                                    BOARD
                                                          AGGREGATE COMPENSATION FROM THE FUNDS                  MEMBERS(6)
                            --------------------------------------------------------------------------------------------------
                             INSURED       INSURED      CALIFORNIA   MICHIGAN   MICHIGAN    OHIO      TEXAS
NAME OF BOARD MEMBER        CALIFORNIA   CALIFORNIA 2    PREMIUM     QUALITY    PREMIUM    QUALITY   QUALITY
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner(1)           $217          $411          $182        $387       $254      $342      $319         71,500
Lawrence H. Brown               237           448           198         422        277       373       348         79,100
Anne E. Impellizzeri(2)         217           411           182         387        254       342       319         71,500
Peter R. Sawers(3)              218           413           183         388        255       343       320         72,000
William J. Schneider(4)         217           411           182         387        254       342       319         71,500
Judith M. Stockdale(5)          217           411           182         387        254       342       319         72,000
------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees of $31 of California Performance, $32 of California Investment, $55 of California Select, $53 of California Quality and $29 of Insured California 2.

(2) Includes deferred fees of $206 of California Performance, $215 of California Investment, $366 of California Select, $356 of California Quality and $193 of Insured California 2.

(3) Includes deferred fees of $207 of California Performance, $251 of California Investment, $426 of California Select, $416 of California Quality and $195 of Insured California 2.

(4) Includes deferred fees of $206 of California Performance, $215 of California Investment, $365 of California Select, $356 of California Quality and $193 of Insured California 2.

(5) Includes deferred fees of $51 of California Performance, $54 of California Investment, $91 of California Select, $89 of California Quality and $48 of Insured California 2.

(6) Includes compensation for service on the boards of the NAC Funds for the calendar year ended 1998.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of California Performance, California Opportunity, California Investment, California Select, California Quality and

Michigan Quality each held two meetings during its last fiscal year. The executive committee of the other funds each held one meeting during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons" of the Fund. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committees of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, except California Value, held seven meetings during its last fiscal year. The Board of California Value held four meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of July 30, 1999 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2000.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Alan G. Berkshire          12/28/60   Vice President and   Vice President and General
                                      Assistant            Counsel (since September 1997)
                                      Secretary (since     and Secretary (since May 1998)
                                      1998)                of The John Nuveen Company and
                                                           John Nuveen & Co. Incorporated;
                                                           Vice President (since September
                                                           1997, and Assistant Secretary
                                                           (since July 1999) of Nuveen
                                                           Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.,
                                                           prior thereto, Partner in the
                                                           law firm of Kirkland & Ellis.
Peter H. D'Arrigo          11/28/67   Vice President and   Vice President of John Nuveen &
                                      Treasurer (since     Co. Incorporated (since January
                                      1999)                1999), prior thereto, Assistant
                                                           Vice President (from January
                                                           1997); formerly Associate of
                                                           John Nuveen & Co. Incorporated;
                                                           Chartered Financial Analyst.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Michael S. Davern           6/26/57   Vice President       Vice President of Nuveen
                                      since 1997)          Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc. (from
                                                           September 1991 to January 1997).
Lorna C. Ferguson          10/24/45   Vice President       Vice President of John Nuveen &
                                      (since 1998)         Co. Incorporated; Vice President
                                                           of Nuveen Advisory Corp. and
                                                           Nuveen Institutional Advisory
                                                           Corp. (since January 1998).
William M. Fitzgerald        3/2/64   Vice President       Vice President of Nuveen
                                      (since 1996)         Advisory Corp. (since December
                                                           1995); prior thereto, Assistant
                                                           Vice President of Nuveen
                                                           Advisory Corp. (from September
                                                           1992 to December 1995);
                                                           Chartered Financial Analyst.
Stephen D. Foy              5/31/54   Vice President and   Vice President of John Nuveen &
                                      Controller           Co. Incorporated and (since May
                                      (since 1998)         1998) The John Nuveen Company;
                                                           Certified Public Accountant.
J. Thomas Futrell            7/5/55   Vice President       Vice President of Nuveen
                                      (since 1991)         Advisory Corp; Chartered
                                                           Financial Analyst.
Richard A. Huber            3/26/63   Vice President       Vice President of Nuveen
                                      (since 1998)         Institutional Advisory Corp.
                                                           (since March 1998) and Nuveen
                                                           Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc.
Steven J. Krupa             8/21/57   Vice President       Vice President of Nuveen
                                      (since 1990)         Advisory Corp.
Larry W. Martin             7/27/51   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Assistant General
                                      Assistant            Counsel of John Nuveen & Co.
                                      Secretary (since     Incorporated; Vice President and
                                      each Fund's          Assistant Secretary of Nuveen
                                      organization)        Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.;
                                                           Assistant Secretary of The John
                                                           Nuveen Company and (since
                                                           January 1997) Nuveen Asset
                                                           Management Inc.
Edward F. Neild, IV          7/7/65   Vice President       Vice President of Nuveen
                                      (since 1996)         Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.
                                                           (since September 1996); prior
                                                           thereto, Assistant Vice
                                                           President of Nuveen Advisory
                                                           Corp. (from December 1993 to
                                                           September 1996) and Nuveen
                                                           Institutional Advisory Corp.
                                                           (from May 1995 to September
                                                           1996); Chartered Financial
                                                           Analyst.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Stephen S. Peterson         9/20/57   Vice President       Vice President (since September
                                      (since 1997)         1997); Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997) and, prior
                                                           thereto, Portfolio Manager, of
                                                           Nuveen Advisory Corp.; Chartered
                                                           Financial Analyst.
Stuart W. Rogers             5/1/56   Vice President       Vice President of John Nuveen &
                                      (since 1997)         Co. Incorporated.
Thomas C. Spalding, Jr.     7/31/51   Vice President       Vice President of Nuveen
                                      (since each Fund's   Advisory Corp. and Nuveen
                                      organization)        Institutional Advisory Corp.;
                                                           Chartered Financial Analyst.
Gifford R. Zimmerman         9/9/56   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Associate General
                                      Secretary (since     Counsel, formerly Assistant
                                      1998)                General Counsel, of John Nuveen
                                                           & Co. Incorporated; Vice
                                                           President and Secretary (since
                                                           July 1999) of Nuveen Advisory
                                                           Corp. and Nuveen Institutional
                                                           Advisory Corp.; Assistant
                                                           Secretary of The John Nuveen
                                                           Company; Chartered Financial
                                                           Analyst.
-------------------------------------------------------------------------------------------

On July 30, 1999, Board Members and executive officers of the Funds did not beneficially own any of the Funds' Common Shares or shares of MuniPreferred. On July 30, 1999 Board Members and executive officers of the Funds as a group beneficially owned 382,576 common shares of all funds managed by the Adviser or Nuveen Institutional Advisory Corp. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of July 30, 1999, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2000, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 17, 2000. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than July 31, 2000. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Fund except for the California Funds was July 31, 1999 and for the California Funds was August 31, 1999.

ANNUAL REPORT DELIVERY

Annual reports for the Funds fiscal year ended in 1998 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 1999 annual report for each Fund (except the California Funds) is expected to be available on or before September 29, 1999 and for the California Funds, on or before October 30, 1999. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                         NAZ1099


NUVEEN                                                                     NUVEEN MI QUALITY INCOME MUNICIPAL FD, INC.
JOHN NUVEEN & CO., INC.
                                                                                 ANNUAL MEETING OF SHAREHOLDERS
33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                                    COMMON STOCK

                                                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                        OCTOBER 13, 1999

                                                               The annual meeting of shareholders will be held Wednesday, October
                                                               13, 1999, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of John Nuveen & Co. Incorporated, 333 West Wacker Drive,
                                                               Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W.
                                                               Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 13, 1999, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 1                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                              DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
NUVEEN MI QUALITY INCOME MUNICIPAL FD, INC.
Common Stock

Vote On Proposals                                           For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except and write the
                                                                                                nominee's number on the line below.
1.  ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
    CURRENT FISCAL YEAR                                                                             For     Against   Abstain
                                                                                                   [  ]      [  ]      [  ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date




NUVEEN                                                                   NUVEEN MI QUALITY INCOME MUNICIPAL FD, INC.
JOHN NUVEEN & CO., INC.
                                                                               ANNUAL MEETING OF SHAREHOLDERS
33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                                                                           PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      OCTOBER 13, 1999

                                                               The annual meeting of shareholders will be held Wednesday, October
                                                               13, 1999, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of John Nuveen & Co. Incorporated, 333 West Wacker Drive,
                                                               Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W.
                                                               Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 13, 1999, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 2                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
NUVEEN MI QUALITY INCOME MUNICIPAL FD, INC.
Preferred Stock

      Vote On Proposals                                   For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except and write the nominee's
                                                                                           number on the line below.

1.  ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) William J. Schneider
    02) Timothy R. Schwertfeger
    03) Robert P. Bremner
    04) Lawrence H. Brown
    05) Anne E. Impellizzeri
    06) Peter R. Sawers
    07) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
    FOR THE CURRENT FISCAL YEAR                                                                     For     Against    Abstain

                                                                                                    [ ]       [ ]        [ ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date

